                                                                ANNUAL REPORT TO
                                                       SHAREHOLDERS FOR THE YEAR
                                                         ENDED NOVEMBER 30, 1999

LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

[LOGO]
Seeks to achieve a high rate of total return

KEMPER-DREMAN HIGH
RETURN EQUITY FUND

"... As contrarian investors, we're always loath to pay a premium for any stock, and we refused to adjust our investment style to pursue short-term gains. ..."

                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
ECONOMIC OVERVIEW
5
PERFORMANCE UPDATE
9
INDUSTRY SECTORS
10
LARGEST HOLDINGS
11
PORTFOLIO OF INVESTMENTS
14
FINANCIAL STATEMENTS
17
FINANCIAL HIGHLIGHTS
19
NOTES TO FINANCIAL STATEMENTS
23
REPORT OF INDEPENDENT AUDITORS
24
TAX INFORMATION

AT A GLANCE

 KEMPER-DREMAN HIGH RETURN EQUITY
 FUND TOTAL RETURNS
 FOR THE YEAR ENDED NOVEMBER 30, 1999 (UNADJUSTED FOR ANY SALES CHARGE) [BAR GRAPH]



                                                     KEMPER-DREMAN HIGH          KEMPER-DREMAN HIGH
                                                  RETURN EQUITY FUND CLASS    RETURN EQUITY FUND CLASS      LIPPER EQUITY INCOME
KEMPER-DREMAN HIGH RETURN EQUITY FUND CLASS A                 B                           C                FUNDS CATEGORY AVERAGE*
---------------------------------------------     ------------------------    ------------------------     -----------------------
-8.88%                                                      -9.62%                       -9.60%                     4.43%

%
RETURNS AND RANKINGS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

*LIPPER ANALYTICAL SERVICES, INC. RETURNS AND RANKINGS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES; IF SALES CHARGE HAD BEEN INCLUDED, RESULTS MAY HAVE BEEN LESS FAVORABLE.

DUE TO THE FUNDS' CONCENTRATION IN VARIOUS SECTORS, THE FUND MAY BE SUBJECTED TO GREATER SHARE PRICE VOLATILITY THAN A MORE DIVERSIFIED PORTFOLIO.

 NET ASSET VALUE

                                   AS OF      AS OF
                                  11/30/99   11/30/98
 .........................................................
    KEMPER-DREMAN HIGH RETURN
    EQUITY FUND CLASS A             $30.45     $35.69
 .........................................................
    KEMPER-DREMAN HIGH RETURN
    EQUITY FUND CLASS B             $30.31     $35.51
 .........................................................
    KEMPER-DREMAN HIGH RETURN
    EQUITY FUND CLASS C             $30.34     $35.54
 .........................................................

 KEMPER-DREMAN HIGH RETURN EQUITY
 FUND RANKINGS AS OF 11/30/99

 COMPARED WITH ALL OTHER FUNDS IN THE LIPPER EQUITY INCOME FUNDS CATEGORY*

                      CLASS A               CLASS B               CLASS C
 ....................................................................................
    1-YEAR       #218 of 222 funds     #222 of 222 funds     #221 of 222 funds
 ....................................................................................
    3-YEAR       #136 of 162 funds     #145 of 162 funds     #144 of 162 funds
 ....................................................................................
    5-YEAR        #10 of 114 funds            N/A                   N/A
 ....................................................................................
    10-YEAR        #1 of 40 funds             N/A                   N/A
 ....................................................................................

 DIVIDEND REVIEW

 DURING THE FISCAL YEAR, KEMPER-DREMAN HIGH RETURN EQUITY FUND MADE THE FOLLOWING DISTRIBUTIONS PER SHARE:

                             CLASS A   CLASS B   CLASS C
 ........................................................
    INCOME DIVIDEND            $0.70     $0.40     $0.41
 ............................................................
    SHORT-TERM CAPITAL GAIN    $0.44     $0.44     $0.44
 ............................................................
    LONG-TERM CAPITAL GAIN     $1.12     $1.12     $1.12
 ............................................................

YOUR FUND'S STYLE

 MORNINGSTAR EQUITY STYLE BOX


[MORNINGSTAR EQUITY STYLE  Source: Morningstar, Inc. Chicago, IL. (312)
BOX] 696-6000. The Equity Style Box placement is based on two variables: a fund's market capitalization relative to the movements of the market and a fund's valuation, which is calculated by comparing the stocks in the fund's portfolio with the most relevant of the three market-cap groups.
                           PLEASE NOTE THAT STYLE BOXES DO NOT REPRESENT AN
                           EXACT ASSESSMENT OF RISK AND DO NOT REPRESENT
                           FUTURE PERFORMANCE. THE FUND'S PORTFOLIO CHANGES
                           FROM DAY TO DAY. A LONGER-TERM VIEW IS
                           REPRESENTED BY THE FUND'S MORNINGSTAR CATEGORY,
                           WHICH IS BASED ON ITS ACTUAL INVESTMENT STYLE AS
                           MEASURED BY ITS UNDERLYING PORTFOLIO HOLDINGS
                           OVER THE PAST THREE YEARS. MORNINGSTAR HAS PLACED
                           KEMPER-DREMAN HIGH RETURN EQUITY FUND IN THE
                           LARGE VALUE CATEGORY. PLEASE CONSULT THE
                           PROSPECTUS FOR A DESCRIPTION OF INVESTMENT
                           POLICIES.

TERMS TO KNOW

PRICE/EARNINGS RATIO A company's stock price divided by its earnings for the past four quarters. The trailing P/E ratio, also known as the multiple, is a measure of how much an investor is paying for a company's earning power.

SECTOR STOCKS Stocks usually found in related industries, such as financial services. Financial, economic, business and other developments may similarly affect stocks within a market sector.

TWO-TIER MARKET A securities market in which most of the gains are represented by only a small group of companies. In 1998 and 1999, a two-tier market existed in which only the largest growth-style stocks enjoyed particularly strong gains.

VOLATILITY The tendency of a security, commodity or market to rise or fall sharply in price within a short period of time.

SCUDDER KEMPER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $290 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. SCUDDER KEMPER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.

ECONOMIC OVERVIEW

DEAR KEMPER FUNDS SHAREHOLDER:

  The end of the metaphorical millennium, it turns out, was not a disaster. Instead, it was an excuse to party. And why not? As our technological revolution gained critical mass, its vast potential came into better focus. Capital spending on information technology didn't slow down; it accelerated. Inflation remained dormant. The budget surplus nearly doubled, with the promise of oceans of black ink yet to come. Even the government delivered good news: Its statisticians toyed with the national accounts to reveal a more productive economy. It's no wonder the prevailing sentiment could be summed up with the quintessentially American yelp of glee: Yahoo!

  Now, with the potential Y2K crisis seemingly averted, the question hanging over the economy is whether the Federal Reserve Board will boost interest rates to soak up extra liquidity caused by its pre-Y2K infusion of cash into the economy. And unfortunately, all parties end. This one will, too. The questions are when and how.

  The "when" should be before the second half of the year. The Fed has already raised interest rates three times, and is likely to raise them again on Feb. 2. Fed officials said they left the rate at 5.5 percent in December mainly because of "market uncertainties associated with the century-date change." But the Fed expressed concern that "increases in demand" will foster "inflationary imbalances" that could spark rate increases once the Y2K issue has been handled.

  Although some investors have expressed fear that the Fed's sucking cash out of banks will jolt the financial system (causing some stock indexes, as well as the bond markets, to drop sharply in early January), the "how" is likely to be a slow winding down, thanks to persistent low inflation.

  Yes, some prices are higher: Filling up the SUV's gas tank definitely costs more. But the rate of inflation for non-energy goods and services has actually slowed during the past year. Although most analysts are worried that the reprieve won't last -- assuming that higher commodity prices, a softer dollar and the scarcity of skilled workers will show up as higher prices at the checkout counter -- we'd turn that worry on its head. If inflation hasn't accelerated after three years of over 4-percent gross domestic product (GDP) growth and an unprecedented credit explosion, prices aren't likely to increase if growth slows and lenders get stingier.

  More good news stems from the technological investment boom. While executives have pared capital budgets in traditional areas such as industrial machinery and buildings, they've boosted outlays on computers and software. Thanks to the sheer force of technology spending, overall business investment has grown two to four times as fast as GDP in every year since 1993. And that expansion should continue, with more than 20 percent growth likely in high-tech through 2000 and even beyond. And technology hurts inflation. It saves on labor and inventory, increases capacity, creates new competitors, cuts out middlemen, gives shoppers comparative price information and enables global auctions.

  Our outlook is for inflation to stay centered around 2 percent, and we expect the Fed to raise the federal funds rate and the discount rate by one quarter of a point (0.25%) each on Feb. 2. (More extreme possibilities bandied about by bearish investors -- including a half-point rise or an emergency move before the Fed's February meeting -- are unlikely.) We project that the result will be a gentle slowing of growth from 4 percent in 1999 to around 3.5 percent in 2000 and just under 2.5 percent in 2001.

  Despite this positive outlook, the rowdiness of Y2K preparations and celebration should be sufficient to show us that risks exist in today's markets and remind us that we could be in for a serious hangover.

  The prospect of sparkling growth with no inflation has excited equity investors, but there's a catch: declining corporate pricing power. If companies don't have the ability to increase prices, profit growth will decline -- and it's already happening. For the five years ending in June 1999, S&P 500 operating earnings averaged 9 percent, two and a half percentage points per year slower than analysts had predicted. Profits did recover strongly in the second half of 1999, but we suspect that they will soon sputter again. And the economy's newfound productivity won't change the rules and allow companies to make money even if they can't raise prices. Productivity gains do produce a windfall, but historically customers and employees have grabbed the lion's share. Web sites and dot.coms haven't changed this

 ECONOMIC OVERVIEW

 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.
   [BAR GRAPH]

                                           NOW (12/31/99)          6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           --------------          ------------            ----------            -----------
10-year Treasury rate (1)                       6.00                   5.50                   4.80                   5.90
Prime rate (2)                                  8.50                   7.75                   8.00                   8.50
Inflation rate (3)*                             2.60                   2.30                   1.50                   2.00
The U.S. dollar (4)                             -0.7                   -0.9                   1.20                   9.40
Capital goods orders (5)*                      12.60                   2.50                   -0.6                   6.40
Industrial production (5)*                      3.30                   2.90                   3.50                   6.90
Employment growth (6)                           2.10                   2.10                   2.30                   2.70

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF 11/30/99.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.


one iota. As a result, we expect profits to be virtually flat in all of 2000 and to decline as the economy slows in 2001.

  Debt is another drink that could bring on future headaches. America has been swigging it in prodigious amounts. Companies have borrowed heavily to fund mergers, share buybacks and new investments. Homeowners have increased their debt with new home equity loans and bigger mortgages. Financial institutions have issued record amounts of new paper to fund aggressive growth. There's no hard and fast rule for determining if the debt America is taking on is too much, but warning bells should sound when debt grows by orders of magnitude faster than necessary to fund economic activity. That happened in 1985 and 1986, when excess credit created a commercial real estate bubble and funded dubious leveraged buyouts with suspect junk bonds, and it's happening again now. Both the commercial real estate and the high yield markets took years to recover. Today, the sheer size of the excesses could make the "morning after" even more painful.

  The end result: Given the continuing thrust of growth from the technological revolution, an improving world economy and the Fed's experience and skill, 2000 could turn out to be a good year. But it's highly unlikely to be as good a year as 1999.

  Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

Scudder Kemper Investments Economics Group

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF SCUDDER KEMPER INVESTMENTS, INC. AS OF JANUARY 6, 2000, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PERFORMANCE UPDATE


[DREMAN PHOTO]

DAVID N. DREMAN IS CHAIRMAN OF DREMAN VALUE MANAGEMENT, L.L.C. (DVM), INC. AND PORTFOLIO MANAGER OF KEMPER-DREMAN HIGH RETURN EQUITY FUND. HE HAS MORE THAN 35 YEARS OF EXPERIENCE AS AN INVESTMENT ANALYST, ADVISER AND MANAGER. DREMAN HOLDS A BACHELOR OF COMMERCE DEGREE FROM THE UNIVERSITY OF MANITOBA, IN WINNIPEG, CANADA. DREMAN IS A REGULAR COLUMNIST IN Forbes AND ALSO THE AUTHOR OF SEVERAL BOOKS ON CONTRARIAN INVESTING, INCLUDING Contrarian Investment Strategies: The Next Generation (SIMON & SCHUSTER 1998).

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS. THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS WHEN USED AS SALES LITERATURE.


THE LAST 12 MONTHS WERE QUITE DIFFICULT FOR TRUE VALUE INVESTORS. IN THIS SECTION, LEAD PORTFOLIO MANAGER DAVID DREMAN EXPLAINS THE REASONS HE STAYED TRUE TO HIS CONTRARIAN INVESTMENT STRATEGY DESPITE THE DIFFICULT MARKET ENVIRONMENT.


Q     BEFORE WE DISCUSS THE KEMPER-DREMAN HIGH RETURN EQUITY FUND PERFORMANCE,
WILL YOU EXPLAIN THE DYNAMICS OF THE MARKET OVER THE LAST 12 MONTHS?

A     Certainly. A severe two-tier market continued to exist, although in April we saw a short-lived shift to value stocks. For most of the period, however, stocks that were already overvalued (primarily technology and Internet stocks) continued to climb higher, while fundamentally solid companies with reasonable price-to-earnings multiples (P/Es) languished. It was a very narrow market, in which the primary benefactors were technology and Internet-related stocks. For value investors like us, those overvalued stocks with their extremely high P/Es just don't make sense.

Q     HOW DID YOU MANAGE A VALUE FUND IN A TECHNOLOGY-AND INTERNET-ORIENTED
MARKET ENVIRONMENT?

A     We don't change our management style to fit the latest fad. During the year, we continued to look for financially sound companies with low price-to-earnings, price-to-book, price-to-cash-flow and price-to-dividend ratios. As contrarian investors, we're always loath to pay a premium for any stock, and we refused to adjust our investment style to pursue short-term gains.

  Our focus remained on the financial services, energy and tobacco industries. We took advantage of improving energy stocks and kept sizable positions in each of the other sectors. They all provide a great deal of value and have been out of favor for what we believe are the wrong reasons.

Q     HOW DID THE FUND PERFORM?

A     The fund's Class A shares (unadjusted for any sales charge) declined 8.88 percent for the period. This compares with the 20.89 percent gain of the Standard & Poor's 500 stock index for the same 12-month period. The Lipper Analytical Services Equity Income Category gained 4.43 percent. The Lipper category represents a group of 241 equity funds that seek relatively high current income and growth of income by investing at least 60 percent of their portfolios in equities. The disparity of the fund's performance relative to the S&P 500 and its Lipper category is linked to the two-tier market that existed during the period. Nearly all of the S&P's gains came from a small group of large growth and technology companies trading at extremely high valuations. The fund stayed true to its contrarian value strategy, while other funds in its peer group altered their discipline to invest in the high-flying growth and technology stocks. Additionally, this fund concentrates its investments where we see the best long-term opportunities. Oftentimes, our concentrations are much higher than those of the average value fund. This year, the fund's substantial positions in financial services and tobacco stocks hurt performance.

PERFORMANCE UPDATE


Q     THE FUND'S HEAVIEST CONCENTRATION IS IN FINANCIAL SERVICES STOCKS. CAN YOU
DISCUSS THE PERFORMANCE OF THIS SECTOR?

A     The fund's financial stocks, along with nearly the entire financial services industry, have suffered with the recent rise in interest rates. Although we're disappointed in the short term, our strong long-term outlook for this sector has not changed. We believe that the perception of the market and the reality of the strength of these stocks are at odds. Many of the large bank stocks that the fund holds depend more upon revenue driven from fees or services rather than from their loan businesses. Therefore, their earnings have not been impacted by the rising rates as much as the market has punished their stock prices. Holdings such as Fannie Mae and Freddie Mac have also been hurt substantially despite their growing earnings. Intuitively, this doesn't make sense. As rates rise, the likelihood of mortgage prepayments dwindles, which is a positive for these stocks. We are optimistic that as earnings in the industry continue to grow, the market will see financial stocks in a better light.

Q     WERE THERE ANY FINANCIAL SERVICES STOCKS THAT PERFORMED WELL?

A     Yes, some of the on line traders were buoyed by the Internet frenzy that was seen across the entire market. However, we did not own these types of stocks because we considered them to be very speculative. So much of on line trading companies' recent success has been tied to the huge volume of trading associated with the myriad new Internet stocks introduced to the market. It seems as if anything with a ".com" attached to its name has immediately skyrocketed. Many of these companies, however, have also declined precipitously after reaching their improbable highs.

     On line trading companies such as Charles Schwab, E-Trade and Morgan Stanley's Discover Brokerage have appealed to individual investors looking to hop onto the latest bandwagon and make a quick buck. The concept of on line trading is very appealing to the mass public. It's a new and very exciting tool. As trading on line has gained popularity, however, novices are finding out that it's just as easy to lose a bundle as it is to make a bundle when trading stocks -- especially when you don't understand the companies in which you're investing.

     We see these online trading stocks as speculative for just that reason. As novice investors lose money, their enthusiasm for active trading is likely to wane. Additionally, if we move into a market decline, we believe many investors may cut their losses and suspend their online trading activity altogether. This would seriously hurt the long-term earnings potential of the online-trading companies.

Q     WHAT ABOUT THE FUND'S OIL STOCKS? HOW HAS THE RISE IN CRUDE OIL PRICES AND
THE CONSOLIDATION OF MAJOR OIL COMPANIES HELPED THE FUND?

A     Our energy stocks performed extremely well during the period. Oil and oil service stocks had been beaten up quite a bit as the price of crude oil dipped below $10 a barrel in late 1998. We took advantage of the slump in oil prices and vigorously added to our oil holdings. We were right in our assessment that oil prices would rebound, and we've enjoyed tremendous gains from our oil stocks this period. The current decrease in oil inventory coupled with an increase in world demand should continue to support market oil prices and our holdings.

     The fund also benefited from the continuing consolidation in oils. Late in 1998, Amoco, a large holding for the fund, was taken over by British Petroleum. The new entity, BPAmoco, then took over another of our major oil holdings - Atlantic Richfield. We took profits by liquidating our position in BPAmoco during the first quarter of 1999. Finally, a rumor that Texaco, another fund holding, may be taken over has been extremely positive for the fund as the price of this stock has been bid up by the market and helped to buoy the oil sector in general.

Q     THE FUND MAINTAINS A LARGE POSITION IN TOBACCO STOCKS. THESE COMPANIES
HAVE BEEN PLAGUED WITH LITIGATION FOR THE PAST COUPLE OF YEARS, AND IT SEEMS TO BE CONTINUING. WHERE'S THE BRIGHT SPOT?

A     Just over 13 percent of the portfolio was invested in tobacco stocks as of
November 30, 1999. Although we're disappointed by the current U.S. Justice department suit and the class action suit being tried in Florida, we're not surprised. President Clinton mentioned the possibility of a federal suit during his State of the Union address last January. We believe there are many roadblocks in both the federal case and the Florida case. If they even get settled, we believe it will be years down the road.

     Overall, the performance of tobacco stocks has been a disappointment, but there indeed are some bright spots, and we have seen some strengthening in recent months.

PERFORMANCE UPDATE


We're pleased with our position in RJR (formerly RJR Nabisco). The market reacted favorably to the changes this company has been through this year. RJR Nabisco spun off its international tobacco business to Japan Tobacco. This sale completely reduced the debt of RJR. The Nabisco food group was also spun off to shareholders. RJR is now trading at what we believe to be a fairer market value, and it has a very attractive dividend yield.

We remain positive on Philip Morris, our largest holding as of November 30.
The company is well diversified with solid consumer package-goods businesses outside the tobacco industry. The company's brands include Marlboro, Kraft Foods and Miller Beer. Similar to the RJR Nabisco situation before the spin-off, however, the stock price discounts the tobacco unit completely. But the company remains strong, with healthy cash flows from each of its brands - Marlboro included. When we evaluate the strength of each business on its own, we believe the company as a whole has extremely favorable long-term growth potential.

The current legal issues surrounding the tobacco industry seem to be over-reflected in these companies' stock prices. And we don't believe that this litigation is going to put the cigarette companies out of business - they will likely be around for many years to come.

Q     WHAT WILL IT TAKE FOR YOU TO REDUCE YOUR OVERALL EXPOSURE TO TOBACCO?

A     Although we're not in love with what these companies do, we're drawn to their compelling valuations, the tremendous success of some of their other business lines and their long-term growth potential. We expect to hear positive news in 2000 on the major cases being litigated, which of course could be positive for tobacco companies and the fund. Even if the litigation continues, we believe that these companies are strong enough to withstand it and should bounce back in price.

     We're not committed to maintaining our position in tobacco if we find other compelling investment opportunities. We've already reduced our position in this sector, and we will continue to do so if better investment opportunities arise. Although we think these companies are very undervalued, we're not going to stick with any company dogmatically through any circumstance - particularly with the opportunities we see in other companies right now. We make our buy and sell decisions based on thorough research. In some cases, even when our research is correct, a company will prosper and provide strong earnings as we have forecast, yet its stock price will languish. That's exactly what's happening with our tobacco holdings today. We normally sell such a stock after three or four years
- which is approaching for some of our tobacco positions.

Q     WHAT'S YOUR NEAR-TERM OUTLOOK FOR THE FUND AND VALUE STOCKS IN GENERAL?

A     The slight broadening in the market that began this year heartens us.
However, we hope to see the narrow market dissipate much further, which of course would be positive for value investors. Although this has not been a good time for us in terms of performance, it has been a great time for us to build what we believe to be a powerful portfolio. We don't believe the narrow market can continue indefinitely. If we see a shift, we firmly believe that the stocks in the portfolio are well positioned to benefit.

PERFORMANCE UPDATE

AVERAGE ANNUAL TOTAL RETURNS*

FOR PERIODS ENDED NOVEMBER 30, 1999 (ADJUSTED FOR THE APPLICABLE SALES CHARGE)

                                   1-YEAR   5-YEAR   10-YEAR   LIFE OF CLASS
--------------------------------------------------------------------------------------------------
    KEMPER-DREMAN HIGH RETURN
    EQUITY FUND CLASS A            -14.12%  18.71%    15.27%       15.79%      (since 3/18/88)
 ..................................................................................................
    KEMPER-DREMAN HIGH RETURN
    EQUITY FUND CLASS B            -12.18     n/a       n/a        15.74       (since 9/11/95)
 ..................................................................................................
    KEMPER-DREMAN HIGH RETURN
    EQUITY FUND CLASS C             -9.60     n/a       n/a        16.09       (since 9/11/95)
 ..................................................................................................

KEMPER DREMAN HIGH RETURN EQUITY FUND CLASS A
Growth of an assumed $10,000 investment in Class A shares from 3/31/88 to 11/30/99
[LINE GRAPH]

                                                   KEMPER-DREMAN HIGH
                                                RETURN EQUITY FUND CLASS      STANDARD & POOR'S 500
                                                          A(1)                    STOCK INDEX(+)         CONSUMER PRICE INDEX(++)
                                                ------------------------      ---------------------      ----------------------
3/31/88                                                  9426.00                    10000.00                    10000.00
                                                        10634.00                    10727.00                    10343.00
                                                        12596.00                    13651.00                    10824.00
                                                        11510.00                    12755.00                    11485.00
12/31/91                                                16984.00                    16111.00                    11837.00
                                                        20347.00                    16830.00                    12180.00
                                                        22223.00                    18017.00                    12515.00
                                                        22004.00                    17740.00                    12850.00
12/31/95                                                35315.00                    23791.00                    13176.00
                                                        41620.00                    28612.00                    13614.00
                                                        54907.00                    37484.00                    13845.00
                                                        61473.00                    47481.00                    14069.00
11/30/99                                                55524.00                    53655.00                    14464.00

KEMPER DREMAN HIGH RETURN EQUITY FUND CLASS B
Growth of an assumed $10,000 investment in Class B shares from 9/30/95 to 11/30/99
[LINE GRAPH]

                                                   KEMPER-DREMAN HIGH
                                                RETURN EQUITY FUND CLASS      STANDARD & POOR'S 500
                                                            B(1)                  STOCK INDEX(+)         CONSUMER PRICE INDEX(++)
                                                ------------------------      ---------------------      ----------------------
9/30/95                                                 10000.00                    10000.00                    10000.00
                                                        11086.00                    10539.00                    10020.00
12/31/96                                                14149.00                    12675.00                    10352.00
12/31/97                                                18495.00                    16605.00                    10529.00
                                                        20531.00                    21034.00                    10698.00
11/30/99                                                18205.00                    23769.00                    10999.00

KEMPER DREMAN HIGH RETURN EQUITY FUND CLASS C
Growth of an assumed $10,000 investment in Class C shares from 9/30/95 to 11/30/99
[LINE GRAPH]

                                                   KEMPER-DREMAN HIGH
                                                RETURN EQUITY FUND CLASS      STANDARD & POOR'S 500
                                                          C(1)                    STOCK INDEX(+)         CONSUMER PRICE INDEX(++)
                                                ------------------------      ---------------------      ----------------------
9/30/95                                                 10000.00                    10000.00                    10000.00
                                                        11086.00                    10539.00                    10020.00
12/31/96                                                14153.00                    12675.00                    10352.00
12/31/97                                                18506.00                    16605.00                    10529.00
                                                        20551.00                    21034.00                    10698.00
11/30/99                                                18428.00                    23769.00                    10999.00

PAST PERFORMANCE IS NOT A GUARANTEE OF
FUTURE RESULTS. INVESTMENT RETURNS AND
PRINCIPAL VALUE WILL FLUCTUATE SO THAT
SHARES, WHEN REDEEMED, MAY BE WORTH MORE
OR LESS THAN ORIGINAL COST.

 *AVERAGE ANNUAL TOTAL RETURN AND TOTAL
  RETURN MEASURES NET INVESTMENT INCOME
  AND CAPITAL GAIN OR LOSS FROM
  PORTFOLIO INVESTMENTS, ASSUMING
  REINVESTMENT OF ALL DIVIDENDS AND, FOR
  CLASS A SHARES, ADJUSTMENT FOR THE
  MAXIMUM SALES CHARGE OF 5.75% AND FOR
  CLASS B SHARES, ADJUSTMENT FOR THE
  APPLICABLE CONTINGENT DEFERRED SALES
  CHARGE (CDSC) OF 3%. CLASS C SHARES
  HAVE NO ADJUSTMENT FOR SALES CHARGE.
  THE MAXIMUM CDSC FOR CLASS B SHARES IS
  4%. FOR CLASS C SHARES, THERE IS A 1%
  CDSC ON CERTAIN REDEMPTIONS WITHIN THE
  FIRST YEAR OF PURCHASE. SHARE CLASSES
  INVEST IN THE SAME UNDERLYING
  PORTFOLIO. AVERAGE ANNUAL TOTAL RETURN
  REFLECTS ANNUALIZED CHARGES WHICH
  TOTAL RETURN REFLECTS AGGREGATE
  CHANGE. DURING THE PERIODS NOTED,
  SECURITIES PRICES FLUCTUATED. FOR
  ADDITIONAL INFORMATION, SEE THE
  PROSPECTUS AND STATEMENT OF ADDITIONAL
  INFORMATION AND THE FINANCIAL
  HIGHLIGHTS AT THE END OF THIS REPORT.

 (1)PERFORMANCE INCLUDES REINVESTMENT OF
    DIVIDENDS AND ADJUSTMENT FOR THE
    MAXIMUM SALES CHARGE FOR CLASS A
    SHARES AND THE CDSC IN EFFECT AT THE
    END OF THE PERIOD FOR CLASS B
    SHARES. IN COMPARING KEMPER-DREMAN
    HIGH RETURN EQUITY FUND WITH THE
    STANDARD & POOR'S 500 STOCK INDEX+
    AND THE CONSUMER PRICE INDEX++, YOU
    SHOULD NOTE THAT THE FUND'S
    PERFORMANCE REFLECTS THE MAXIMUM
    SALES CHARGE, WHILE NO SUCH CHARGES
    ARE REFLECTED IN THE PERFORMANCE OF
    THE INDICES.

 +THE STANDARD & POOR'S 500 STOCK INDEX
  IS AN UNMANAGED INDEX GENERALLY
  REPRESENTATIVE OF THE U.S. STOCK
  MARKET. SOURCE IS WIESENBERGER.

++THE CONSUMER PRICE INDEX IS A
  STATISTICAL MEASURE OF CHANGE, OVER
  TIME, IN THE PRICES OF GOODS AND
  SERVICES IN MAJOR EXPENDITURE GROUPS
  FOR ALL URBAN CONSUMERS. SOURCE IS
  WIESENBERGER.

INDUSTRY SECTORS

A YEAR-TO-YEAR COMPARISON

Data shows the percentage of the common stocks in the portfolio that each sector represented on November 30, 1999, and on November 30, 1998.
                                  [BAR GRAPH]

                                                                 KEMPER-DREMAN HIGH RETURN          KEMPER-DREMAN HIGH RETURN
                                                                  EQUITY FUND ON 11/30/99            EQUITY FUND ON 11/30/98
FINANCE                                                                    36.80%                             42.20%
CONSUMER NON-DURABLES                                                      28.40%                             26.90%
ENERGY                                                                     19.50%                             20.10%
HEALTH CARE                                                                11.90%                              5.30%
UTILITIES                                                                   3.40%                              2.10%
CAPITAL GOODS                                                               0.00%                              2.00%
BASIC MATERIALS                                                             0.00%                              1.40%

A COMPARISON WITH THE STANDARD & POOR'S 500 STOCK INDEX*

Data shows the percentage of the common stocks in the portfolio that each sector of the Kemper-Dreman High Return Equity Fund represented on November 30, 1999, compared with the industry sectors that make up the fund's benchmark, the Standard & Poor's 500 Stock Index.
                                  [BAR GRAPH]

                                                                 KEMPER-DREMAN HIGH RETURN
                                                                  EQUITY FUND ON 11/30/99          S & P 500 INDEX ON 11/30/99
FINANCIAL                                                                  36.80%                             15.50
CONSUMER NON-DURABLES                                                      28.40%                             20.90
ENERGY                                                                     19.50%                              5.90
HEALTH CARE                                                                11.90%                             10.70
UTILITIES                                                                   3.40%                              2.80
CAPITAL GOODS                                                               0.00%                              8.40
TECHNOLOGY                                                                  0.00%                             23.50
COMMUNICATION SERVICES                                                      0.00%                              8.50
BASIC MATERIALS                                                             0.00%                              3.00
TRANSPORTATION                                                              0.00%                              0.80

LARGEST HOLDINGS

LARGEST HOLDINGS*
Representing 43.0 percent of the fund's portfolio on November 30, 1999

            HOLDINGS                      DESCRIPTION                          PERCENT
--------------------------------------------------------------------------------------
1.          PHILIP MORRIS                 The largest cigarette maker in the     6.7%
                                          United States. Through its Miller
                                          Brewing subsidiary, it is also the
                                          country's second-largest brewer.
                                          This company is also a major
                                          branded food producer through its
                                          Kraft Foods subsidiaries.
--------------------------------------------------------------------------------------
2.          FNMA                          Often referred to as "Fannie Mae,"     4.6%
                                          this is a private corporation
                                          federally chartered to provide
                                          financial products and services
                                          that increase the availability and
                                          affordability of housing to low-,
                                          moderate- and middle-income
                                          Americans.
--------------------------------------------------------------------------------------
3.          UST                           A holding company for four wholly      4.3%
                                          owned subsidiaries involved in
                                          tobacco, wine and entertainment
                                          distribution. The company's primary
                                          subsidiary is United States
                                          Tobacco, a global leader in the
                                          production of chewing tobacco and
                                          snuff.
--------------------------------------------------------------------------------------
4.          CONOCO                        An integrated, international energy    4.3%
                                          company involved in the discovery,
                                          development, production and sale of
                                          crude oil, natural gas and natural
                                          gas liquids.
--------------------------------------------------------------------------------------
5.          BANK ONE                      Provides data processing, venture      4.3%
                                          capital investment and merchant
                                          banking, trust, brokerage,
                                          investment management and equipment
                                          leasing.
--------------------------------------------------------------------------------------
6.          MCKESSON HBOC                 McKesson HBOC, Inc. is a health        4.1%
                                          care supply management company. The
                                          company also provides software
                                          solutions, technological
                                          innovations and comprehensive
                                          services to the health care
                                          industry and processes and markets
                                          pure drinking water.
--------------------------------------------------------------------------------------
7.          TENET HEALTHCARE              Provides a broad range of health       4.1%
                                          care services through the ownership
                                          and management of acute care
                                          hospitals and related businesses.
--------------------------------------------------------------------------------------
8.          FHLMC                         Often referred to as "Freddie Mac,"    3.6%
                                          this corporation provides for the
                                          transfer of capital between
                                          mortgage lenders and mortgage
                                          security investors, enabling
                                          mortgage lenders to provide a
                                          continuous flow of funds to borrow.
--------------------------------------------------------------------------------------
9.          ATLANTIC RICHFIELD            Engaged in exploring, developing       3.5%
                                          and producing petroleum, which
                                          includes petroleum liquids and
                                          natural gas. The company is also
                                          involved in the refining and
                                          marketing of petroleum products,
                                          transportation, the mining and sale
                                          of coal and interests in
                                          intermediate, chemicals and
                                          specialty products.
--------------------------------------------------------------------------------------
10.         PNC BANK                      Engaged in the operation of a          3.5%
                                          variety of financial services,
                                          including mortgage, community,
                                          consumer, private and corporate
                                          banking, secured lending and asset
                                          management.
--------------------------------------------------------------------------------------

*The fund's holding's are subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER-DREMAN HIGH RETURN EQUITY FUND

Portfolio of Investments at November 30, 1999
(DOLLARS IN THOUSANDS)

------------------------------------------------------------------------------------------------------------------------
    SHORT-TERM INVESTMENTS--11.8%                                                       PRINCIPAL AMOUNT      VALUE
------------------------------------------------------------------------------------------------------------------------

    REPURCHASE AGREEMENTS--0.5%
                                               State Street Bank and Trust Company,
                                                 dated 11/30/1999, 5.630%, to be
                                                 repurchased at $22,398 on 12/01/1999
                                                 (Cost: $22,394)(b)                        $   22,394       $   22,394
                                               -------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    COMMERCIAL PAPER--10.5%
                                               Yield--5.10%-5.86%
                                               Due December 1999 and January 2000
                                               Associates First Capital Corp.                  15,000           14,998
                                               Bell South Capital Funding Corp.                10,000            9,988
                                               Ciesco L.P.                                     15,000           14,965
                                               Coca Cola Enterprises, Inc.                     32,000           31,861
                                               CXC, Inc.                                       10,000            9,982
                                               Duke Energy Corp.                               30,000           29,954
                                               E.I. du Pont de Nemours & Co.                   42,000           41,911
                                               Ford Motor Credit Co.                           75,000           74,915
                                               General Electric Capital Corp.                  20,000           19,994
                                               General Motors Acceptance Corp.                 20,000           19,974
                                               IBM Credit Corp.                                15,000           14,970
                                               John Deere Capital Corp.                        20,000           19,986
                                               Merrill Lynch & Co.                             45,000           44,952
                                               Monte Rosa Capital Corp.                         9,743            9,716
                                               Morgan Stanley Dean Witter & Co.                10,000            9,936
                                               Sears Roebuck Acceptance Corp.                  15,000           14,965
                                               Variable Funding Corp.                          29,000           28,904
                                               Wal-Mart Stores, Inc                            35,000           34,939
                                               Windmill Funding Corp.                          14,000           13,891
                                               -------------------------------------------------------------------------
                                               TOTAL COMMERCIAL PAPER--10.5%
                                               (Cost $460,801)(d)                                              460,801
                                               -------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    U.S. TREASURY OBLIGATIONS--0.8%
                                               U.S. Treasury Bill, 4.360%**,
                                                 12/16/1999(c)                                 15,000           14,973
                                               U.S. Treasury Bill, 4.470%**, 12/02/1999        15,000           14,998
                                               U.S. Treasury Bill, 4.870%**, 01/06/2000         5,000            4,975
                                               -------------------------------------------------------------------------
                                               TOTAL US TREASURY OBLIGATIONS--0.8%
                                               (Cost $34,946)(d)                                                34,946
                                               -------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS--88.2%                                                                NUMBER OF SHARES
------------------------------------------------------------------------------------------------------------------------

    CONSUMER DISCRETIONARY--5.2%
    APPAREL & SHOES--0.2%
                                               Fruit of the Loom, Inc.*                     4,859,300            9,111
                                               -------------------------------------------------------------------------

      DEPARTMENT &
      CHAIN STORES--0.7%
                                               Rite Aid Corp.                               4,051,600           30,640
                                               -------------------------------------------------------------------------

      SPECIALTY RETAIL--4.3%
                                               Borders Group, Inc.*                         7,274,625          112,757
                                               Toys "R" Us Inc.*                            4,289,100           75,059
                                               -------------------------------------------------------------------------
                                                                                                               187,816

    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF SHARES      VALUE
------------------------------------------------------------------------------------------------------------------------

    CONSUMER STAPLES--17.1%
     ALCOHOL & TOBACCO--14.6%
                                               Imperial Tobacco Group ADR                     863,150       $   18,126
                                               Philip Morris Companies, Inc.               11,212,500          295,029
                                               R.J. Reynolds Tobacco Holdings, Inc.         3,367,960           71,780
                                               UST, Inc.                                    7,078,200          188,457
                                               Universal Corp.                              2,534,850           65,114
                                               -------------------------------------------------------------------------
                                                                                                               638,506

      FOOD & BEVERAGE--2.5%
                                               Nabisco Group Holdings                       9,266,400          107,143
                                               -------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

    HEALTH--10.5%
      HEALTH INDUSTRY SERVICES--6.3%
                                               Humana Inc.*                                13,511,070           94,578
                                               McKesson HBOC, Inc.                          7,683,220          179,595
                                               -------------------------------------------------------------------------
                                                                                                               274,173

      HOSPITAL MANAGEMENT--4.2%
                                               Columbia/HCA Healthcare Corp.                  283,900            7,736
                                               Tenet Healthcare Corp.*                      7,980,300          178,061
                                               -------------------------------------------------------------------------
                                                                                                               185,797
--------------------------------------------------------------------------------------------------------------------------

    FINANCIAL--32.5%
      BANKS--21.6%
                                               Bank One Corp.                               5,272,279          185,848
                                               Bank of America Corp.                        2,349,681          137,456
                                               Bank of New York Co., Inc.                     642,800           25,632
                                               First Union Corp.                            1,555,320           60,171
                                               FleetBoston Financial Corp.                  3,186,549          120,491
                                               J.P. Morgan & Co., Inc.                        162,400           21,356
                                               KeyCorp                                      3,800,500          102,614
                                               National Bank of Canada                      1,166,900           13,699
                                               PNC Bank Corp.                               2,777,935          154,870
                                               Republic New York Corp.                      1,716,500          121,335
                                               -------------------------------------------------------------------------
                                                                                                               943,472

    INSURANCE--1.3%
                                               American International Group, Inc.             281,250           29,039
                                               Ohio Casualty Corp.                            291,600            4,493
                                               Safeco Corp.                                   175,500            4,157
                                               St. Paul Companies, Inc.                       571,010           17,237
                                               -------------------------------------------------------------------------
                                                                                                                54,926

      OTHER FINANCIAL
      COMPANIES--9.6%
                                               Federal Home Loan Mortgage Corp.             3,173,900          156,711
                                               Federal National Mortgage Association        3,032,800          202,060
                                               Prison Realty Trust, Inc.(REIT)              7,579,140           61,581
                                               -------------------------------------------------------------------------
                                                                                                               420,352
--------------------------------------------------------------------------------------------------------------------------

    SERVICE INDUSTRIES--2.8%
      ENVIRONMENTAL SERVICES
                                               Transocean Offshore, Inc.                    2,441,100           68,808
                                               Waste Management, Inc.                       3,319,800           53,947
                                               -------------------------------------------------------------------------
                                                                                                               122,755

 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

(DOLLARS  IN THOUSANDS)

-----------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF SHARES      VALUE
-----------------------------------------------------------------------------------------------------------------------

    ENERGY--17.1%
      OIL & GAS PRODUCTION--6.8%
                                               Conoco, Inc. "B"                             3,301,700       $   86,463
                                               Conoco, Inc. "A"                             7,083,458          186,383
                                               Nabors Industries, Inc.*                       965,000           25,633
                                               -------------------------------------------------------------------------
                                                                                                               298,479

      OIL COMPANIES--7.1%
                                               Atlantic Richfield Co.                       1,607,900          154,962
                                               Texaco, Inc.                                 2,539,900          154,775
                                               -------------------------------------------------------------------------
                                                                                                               309,737

      OILFIELD SERVICES--3.2%
                                               Diamond Offshore Drilling, Inc.              1,327,500           40,489
                                               ENSCO International, Inc.                    1,592,700           31,953
                                               Global Marine Inc.*                          1,096,100           16,784
                                               Noble Drilling Corp.*                          798,200           22,250
                                               Santa Fe International Corp.                   817,500           18,649
                                               Tidewater, Inc.                                371,500           11,865
                                               -------------------------------------------------------------------------
                                                                                                               141,990
------------------------------------------------------------------------------------------------------------------------

    UTILITIES--3.0%
    NATURAL GAS DISTRIBUTION
                                               Columbia Energy Group                        1,632,900          102,465
                                               Consolidated Natural Gas Corp.                 423,100           27,131
                                               -------------------------------------------------------------------------
                                                                                                               129,596
                                               -------------------------------------------------------------------------
                                               TOTAL COMMON STOCKS--88.2%
                                               (Cost $4,247,217)                                             3,854,493
                                               -------------------------------------------------------------------------
                                               TOTAL INVESTMENT PORTFOLIO--100%
                                               (Cost $4,765,358)(a)                                         $4,372,634
                                               -------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

*  Non-income producing security.

** Annualized yield at time of purchase; not a coupon rate.

(a) The cost for federal income tax purposes was $4,772,707. At November 30, 1999, the net unrealized depreciation for all securities based on tax cost was $400,073. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess market value over tax cost of $461,113 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $861,186.

(b) Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

(c) At November 30, 1999, these securities, in part or in whole, have been segregated to cover initial margin requirements for open futures contracts.

At November 30, 1999, open futures contracts purchased were as follows (in thousands):

                                                                                       AGGREGATE       MARKET
FUTURES                                               EXPIRATION DATE    CONTRACTS   FACE VALUE ($)   VALUE ($)
---------------------------------------------------------------------------------------------------------------
S&P 500 Index                                        December 17, 1999     1,384        470,669        481,805
---------------------------------------------------------------------------------------------------------------
Total unrealized appreciation on open futures
  contracts purchased                                                                                   11,136
---------------------------------------------------------------------------------------------------------------

(d) The fund has entered into exchange traded S&P 500 index futures contracts in order to take advantage of anticipated market conditions and effectively invest in equities approximately $481,805 of short-term investments. As a result, approximately 99% of the fund's net assets are effectively invested in equities. (See Notes to Financial Statements.)

    The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS & LIABILITIES

as of November 30, 1999
(IN THOUSANDS)

--------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------
Investments in securities, at value, (cost $4,765,358)          $4,372,634
--------------------------------------------------------------------------
Foreign currency, at value, (cost $122)                                121
--------------------------------------------------------------------------
Dividends receivable                                                 6,551
--------------------------------------------------------------------------
Interest receivable                                                      4
--------------------------------------------------------------------------
Receivable for Fund shares sold                                      3,398
--------------------------------------------------------------------------
Other assets                                                            96
--------------------------------------------------------------------------
TOTAL ASSETS                                                     4,382,804
--------------------------------------------------------------------------

--------------------------------------------------------------------------
 LIABILITIES
--------------------------------------------------------------------------
Due to custodian bank                                                   97
--------------------------------------------------------------------------
Payable for Fund shares redeemed                                    25,673
--------------------------------------------------------------------------
Payable for daily variation margin on open futures contracts         6,193
--------------------------------------------------------------------------
Accrued management fee                                               2,928
--------------------------------------------------------------------------
Other accrued expenses and payables                                  4,184
--------------------------------------------------------------------------
Total liabilities                                                   39,075
--------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $4,343,729
--------------------------------------------------------------------------
 NET ASSETS
--------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income (loss)                      $   10,725
--------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on:
  Investment securities                                           (392,724)
--------------------------------------------------------------------------
  Futures                                                           11,136
--------------------------------------------------------------------------
Accumulated net realized gain (loss)                               273,628
--------------------------------------------------------------------------
Paid-in capital                                                  4,440,964
--------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $4,343,729
--------------------------------------------------------------------------

--------------------------------------------------------------------------
 NET ASSET VALUE AND OFFERING PRICE
--------------------------------------------------------------------------
CLASS A SHARES
  Net asset value and redemption price per share
  ($2,043,587 / 67,105 shares of capital stock outstanding
  $.01 par value, 560,000 shares authorized)                        $30.45
--------------------------------------------------------------------------
  Maximum offering price per share (100/94.25 of $30.45)            $32.31
--------------------------------------------------------------------------
CLASS B SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share
  ($1,864,532 / 61,509 shares of capital stock outstanding
  $.01 par value, 560,000 shares authorized)                        $30.31
--------------------------------------------------------------------------
CLASS C SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share
  ($413,963 / 13,644 shares of capital stock outstanding
  $.01 par value, 140,000 shares authorized)                        $30.34
--------------------------------------------------------------------------
CLASS I SHARES
  Net asset value, offering and redemption price per share
  ($21,647 / 711 shares of capital stock outstanding $.01
  par value, 140,000 shares authorized)                             $30.45
--------------------------------------------------------------------------

 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

Year ended November 30, 1999
(IN THOUSANDS)

---------------------------------------------------------------------------
INVESTMENT INCOME
---------------------------------------------------------------------------
Dividends (net of foreign taxes withheld of $547)               $   126,584
---------------------------------------------------------------------------
Interest                                                             47,945
---------------------------------------------------------------------------
Total income                                                        174,529
---------------------------------------------------------------------------
Expenses:
Management fee                                                       36,773
---------------------------------------------------------------------------
Services to shareholders                                             14,284
---------------------------------------------------------------------------
Custodian fees                                                          302
---------------------------------------------------------------------------
Distribution services fees                                           20,704
---------------------------------------------------------------------------
Administrative services fees                                         12,704
---------------------------------------------------------------------------
Auditing                                                                 73
---------------------------------------------------------------------------
Legal                                                                    39
---------------------------------------------------------------------------
Directors' fees                                                         122
---------------------------------------------------------------------------
Reports to shareholders                                               1,012
---------------------------------------------------------------------------
Registration fees                                                       125
---------------------------------------------------------------------------
Other                                                                   148
---------------------------------------------------------------------------
Total expenses, before expense reductions                            86,286
---------------------------------------------------------------------------
Expense reductions                                                     (148)
---------------------------------------------------------------------------
Total expenses, after expense reductions                             86,138
---------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                         88,391
---------------------------------------------------------------------------

---------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
---------------------------------------------------------------------------
Net realized gain (loss) from:
  Investments                                                       245,662
---------------------------------------------------------------------------
  Futures                                                            99,100
---------------------------------------------------------------------------
  Foreign currency related transactions                                   2
---------------------------------------------------------------------------
                                                                    344,764
---------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period on:
  Investments                                                      (927,033)
---------------------------------------------------------------------------
  Futures                                                            11,136
---------------------------------------------------------------------------
                                                                   (915,897)
---------------------------------------------------------------------------
Net gain (loss) on investment transactions                         (571,133)
---------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                      $  (482,742)
---------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                                                            YEAR ENDED
                                                                           NOVEMBER 30,
                                                                ----------------------------------
                                                                   1999                   1998
--------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
--------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss)                                    $    88,391            $    78,258
--------------------------------------------------------------------------------------------------
Net realized gain (loss)                                            344,764                230,228
--------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
  transactions during the period                                   (915,897)               203,426
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                         (482,742)               511,912
--------------------------------------------------------------------------------------------------
Distributions to shareholders:
From net investment income
  Class A                                                           (51,925)               (49,099)
--------------------------------------------------------------------------------------------------
  Class B                                                           (26,884)               (30,021)
--------------------------------------------------------------------------------------------------
  Class C                                                            (5,945)                (5,738)
--------------------------------------------------------------------------------------------------
  Class I                                                              (674)                  (928)
--------------------------------------------------------------------------------------------------
From net realized gains
  Class A                                                          (107,300)               (64,098)
--------------------------------------------------------------------------------------------------
  Class B                                                          (100,703)               (60,333)
--------------------------------------------------------------------------------------------------
  Class C                                                           (20,538)               (10,192)
--------------------------------------------------------------------------------------------------
  Class I                                                            (1,304)                (1,323)
--------------------------------------------------------------------------------------------------
Fund share transactions:
Proceeds from shares sold                                         1,850,459              2,790,464
--------------------------------------------------------------------------------------------------
Reinvestment of distributions                                       287,243                203,042
--------------------------------------------------------------------------------------------------
Cost of shares redeemed                                          (2,184,579)            (1,026,786)
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
  transactions                                                      (46,877)             1,966,720
--------------------------------------------------------------------------------------------------
Increase (decrease) in net assets                                  (844,892)             2,256,900
--------------------------------------------------------------------------------------------------
Net assets at beginning of period                                 5,188,621              2,931,721
--------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD (including undistributed
net investment income of
$10,725 and $7,763, respectively)                               $ 4,343,729            $ 5,188,621
--------------------------------------------------------------------------------------------------

  The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

THE FOLLOWING TABLES INCLUDE SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.

                                                       ---------------------------------------------------------------------
                                                                                      CLASS A
                                                       ---------------------------------------------------------------------
                                                          YEAR ENDED          ELEVEN MONTHS              YEAR ENDED
                                                         NOVEMBER 30,           ENDED                   DECEMBER 31,
                                                       -----------------      NOVEMBER 30,       ---------------------------
                                                        1999       1998         1997             1996       1995       1994


Net asset value, beginning of period                   $35.69      33.52          26.52          21.49      15.11      15.50
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                           0.71(a)    0.73           0.54           0.39       0.26       0.25
----------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
    investment transactions                             (3.69)      3.80           6.89           5.75       6.76      (0.39)
----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                        (2.98)      4.53           7.43           6.14       7.02      (0.14)
----------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                 (0.70)     (0.86)         (0.37)         (0.38)     (0.24)     (0.25)
----------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions         (1.56)     (1.50)         (0.06)         (0.73)     (0.40)        --
----------------------------------------------------------------------------------------------------------------------------
Total distributions                                     (2.26)     (2.36)         (0.43)         (1.11)     (0.64)     (0.25)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $30.45      35.69          33.52          26.52      21.49      15.11
----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (C)                                    (8.88)     14.25          28.15**        28.79      46.86(B)   (0.99)(B)
----------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                  2,043      2,420          1,383            386         76         35
----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)          1.20       1.19           1.22*          1.21       1.57       1.39
----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)           1.20       1.19           1.22*          1.21       1.25       1.25
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                2.09       2.28           2.38*          2.12       1.55       1.58
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                33          7              5*            10         18         12
----------------------------------------------------------------------------------------------------------------------------

                                                    ------------------------------------------------------------------------
                                                                                    CLASS B
                                                    ------------------------------------------------------------------------
                                                       YEAR ENDED          ELEVEN MONTHS
                                                      NOVEMBER 30,           ENDED            YEAR ENDED        SEPT. 11
                                                    -----------------      NOVEMBER 30,       DECEMBER 31,      TO DEC. 31,
                                                     1999       1998         1997               1996              1995


Net asset value, beginning of period                $35.51      33.37          26.44             21.47             19.45
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                        0.42(a)    0.45           0.31              0.19              0.07
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
    investment transactions                          (3.66)      3.75           6.84              5.72              2.41
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                     (3.24)      4.20           7.15              5.91              2.48
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                              (0.40)     (0.56)         (0.16)            (0.21)            (0.06)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions      (1.56)     (1.50)         (0.06)            (0.73)            (0.40)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (1.96)     (2.06)         (0.22)            (0.94)            (0.46)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $30.31      35.51          33.37             26.44             21.47
---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (C)                                 (9.62)     13.22          27.10**           27.63(B)          12.88(B)**
---------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)               1,865      2,276          1,300               295                17
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)       2.03       2.06           2.12*             2.31              2.35*
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)        2.03       2.06           2.12*             2.20              2.00*
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)             1.26       1.41           1.48*             1.13              0.61*
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                             33          7              5*               10                18*
---------------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                       ---------------------------------------------------------------
                                                                                   CLASS C
                                                       ---------------------------------------------------------------
                                                         YEAR ENDED       ELEVEN MONTHS
                                                        NOVEMBER 30,        ENDED          YEAR ENDED      SEPT. 11
                                                       ---------------    NOVEMBER 30,     DECEMBER 31,    TO DEC. 31,
                                                        1999     1998       1997             1996            1995


Net asset value, beginning of period                   $35.54    33.38        26.45           21.48           19.45
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                           0.43(a)  0.45         0.32            0.20            0.09
----------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
    investment transactions                             (3.66)    3.79         6.83            5.72            2.41
----------------------------------------------------------------------------------------------------------------------
Total from investment operations                        (3.23)    4.24         7.15            5.92            2.50
----------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                 (0.41)   (0.58)       (0.16)          (0.22)          (0.07)
----------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions         (1.56)   (1.50)       (0.06)          (0.73)          (0.40)
----------------------------------------------------------------------------------------------------------------------
Total distributions                                     (1.97)   (2.08)       (0.22)          (0.95)          (0.47)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $30.34    35.54        33.38           26.45           21.48
----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (C)                                    (9.60)   13.32        27.10**         27.66(B)        12.94(b)**
----------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                    414      462          221              44               2
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)          2.00     2.01         2.10*           2.33            2.30*
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)           2.00     2.01         2.10*           2.22            1.95*
----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                1.29     1.46         1.50*           1.11            0.66*
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                33        7            5*             10              18*
----------------------------------------------------------------------------------------------------------------------

                                                       ---------------------------------------------------------------
                                                                                   CLASS I
                                                       ---------------------------------------------------------------
                                                         YEAR ENDED       ELEVEN MONTHS
                                                        NOVEMBER 30,        ENDED          YEAR ENDED       NOV. 1
                                                       ---------------    NOVEMBER 30,     DECEMBER 31,    TO DEC. 31,
                                                        1999     1998       1997             1996            1995


Net asset value, beginning of period                   $35.71    33.51        26.49           21.51           19.90
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                           0.84(a)  0.95         0.75            0.54            0.04
----------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
    investment transactions                             (3.70)    3.76         6.81            5.70            2.03
----------------------------------------------------------------------------------------------------------------------
Total from investment operations                        (2.86)    4.71         7.56            6.24            2.07
----------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                 (0.84)   (1.01)       (0.48)          (0.53)          (0.06)
----------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions         (1.56)   (1.50)       (0.06)          (0.73)          (0.40)
----------------------------------------------------------------------------------------------------------------------
Total distributions                                     (2.40)   (2.51)       (0.54)          (1.26)          (0.46)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $30.45    35.71        33.51           26.49           21.51
----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)                                        (8.54)   14.83        28.71**         29.36           10.47(B)**
----------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                     22       31           28              12               3
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)          0.82     0.76         0.83*           0.88            0.85*
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)           0.82     0.76         0.83*           0.88            0.47*
----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                2.47     2.71         2.77*           2.45            1.99*
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                33        7            5*             10              18*
----------------------------------------------------------------------------------------------------------------------

(a) Based on monthly average shares outstanding during the period.

(b) Total return would have been lower had certain expenses not been reduced.

(c) Total return does not reflect the effect of sales charges.

** Not annualized

*  Annualized

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1
     SIGNIFICANT
     ACCOUNTING POLICIES     Kemper-Dreman High Return Equity Fund ("the Fund")
                             is a diversified series of Kemper Value Series, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the
                             "1940 Act"), as an open-end, management investment company organized as a Maryland Corporation.

                             The Fund offers multiple classes of shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

                             Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class specific arrangements.

                             The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

                             SECURITY VALUATION. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

                             REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                             which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

                             FUTURES CONTRACTS. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). During the period, the Fund purchased securities index futures as a temporary substitute for purchasing selected investments.

                             Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

                             Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income
                             (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund must periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for both tax and financial reporting purposes.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

2    PURCHASES AND SALES
     OF SECURITIES           For the year ended November 30, 1999, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                $1,885,814

                             Proceeds from sales                       1,416,965

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper) and pays a monthly investment management fee of 1/12 of the annual rate of .75% of the first $250 million of average daily net assets declining to .62% of average daily net assets in excess of $12.5 billion. For the year ended November 30, 1999, the Fund incurred a management fee of $36,773,000, which is equivalent to an annualized effective rate of .69% of average daily net assets. Dreman Value Management, L.L.C.
                             serves as sub-adviser with respect to the investment and reinvestment of assets in the Fund, and is paid by Scudder Kemper for its services.

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. The Fund has an underwriting and distribution services agreement with Kemper Distributors, Inc. (KDI). Underwriting commissions retained by KDI in connection with the distribution of Class A shares for the year ended November 30, 1999 are $941,000.

                             For services under the distribution services agreement, the fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares pursuant to separate Rule 12b-1 plans for the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges
                             (CDSC) from redemptions of Class B and Class C shares. Distribution fees and CDSC received by KDI for the year ended November 30, 1999 are $28,115,000, of which $1,255,000 is unpaid at
                             November 30, 1999.

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with KDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees paid by the Fund to KDI for the year ended November 30, 1999 are $12,704,000 of which $994,000 is unpaid at November 30, 1999. Additionally, $6,000 was paid by KDI to affiliates.

                             SHAREHOLDER SERVICE AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder services fees of $10,911,000 for the year ended at November 30, 1999 of which $1,599,000 is unpaid at November 30, 1999.

                             OFFICERS AND DIRECTORS. Certain officers or directors of the Fund are also officers or directors of Scudder Kemper. For the year ended November 30, 1999, the Fund made no payments to its officers and incurred directors fees of $122,000 to independent directors.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

4    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund (in thousands):

                                                                     YEAR ENDED                          YEAR ENDED
                                                                  NOVEMBER 30, 1999                  NOVEMBER 30, 1998
                                                              -------------------------           ------------------------
                                                              SHARES          AMOUNT              SHARES          AMOUNT
                                       -----------------------------------------------------------------------------------
                                       SHARES SOLD
                                       -----------------------------------------------------------------------------------
                                        Class A                32,690       $ 1,096,149            40,754       $1,379,719
                                       -----------------------------------------------------------------------------------
                                        Class B                15,739           530,959            31,947        1,078,528
                                       -----------------------------------------------------------------------------------
                                        Class C                 6,084           205,292             7,836          264,584
                                       -----------------------------------------------------------------------------------
                                        Class I                   536            18,059               569           19,165
                                       -----------------------------------------------------------------------------------
                                       -----------------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                       -----------------------------------------------------------------------------------
                                        Class A                 4,447           149,555             3,218          106,200
                                       -----------------------------------------------------------------------------------
                                        Class B                 3,415           114,610             2,506           81,999
                                       -----------------------------------------------------------------------------------
                                        Class C                   628            21,100               385           12,591
                                       -----------------------------------------------------------------------------------
                                        Class I                    59             1,978                69            2,252
                                       -----------------------------------------------------------------------------------
                                       -----------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                       -----------------------------------------------------------------------------------
                                        Class A               (39,388)       (1,298,881)          (18,866)        (634,115)
                                       -----------------------------------------------------------------------------------
                                        Class B               (20,169)         (661,432)           (7,892)        (262,838)
                                       -----------------------------------------------------------------------------------
                                        Class C                (6,057)         (198,289)           (1,841)         (61,206)
                                       -----------------------------------------------------------------------------------
                                        Class I                  (758)          (25,977)             (598)         (20,159)
                                       -----------------------------------------------------------------------------------
                                       -----------------------------------------------------------------------------------
                                        CONVERSION OF SHARES
                                       -----------------------------------------------------------------------------------
                                        Class A                 1,548            52,644             1,444           48,468
                                       -----------------------------------------------------------------------------------
                                        Class B                (1,555)          (52,644)           (1,450)         (48,468)
                                       -----------------------------------------------------------------------------------
                                        NET INCREASE (DECREASE) FROM
                                        CAPITAL SHARE TRANSACTIONS          $   (46,877)                        $1,966,720
                                       -----------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5    EXPENSE OFF-SET
     ARRANGEMENTS            The Fund has entered into arrangements with its
                             custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the period, the Fund's custodian fees were reduced by $148,000 under these arrangements.

--------------------------------------------------------------------------------

6    LINE OF CREDIT          The Fund and several Kemper funds (the
                             "Participants") share in a $750 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS AND SHAREHOLDERS

KEMPER-DREMAN HIGH RETURN EQUITY FUND

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper-Dreman High Return Equity Fund as of November 30, 1999, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended and the financial highlights for each of the fiscal periods since 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of November 30, 1999, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper-Dreman High Return Equity Fund at November 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1995, in conformity with accounting principles generally accepted in the United States.

                                                               ERNST & YOUNG LLP

                                          Chicago, Illinois

                                          January 19, 2000

TAX INFORMATION

--------------------------------------------------------------------------------
 TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

The Fund paid distributions of $1.12 per share from net long-term capital gains during its year ended November 30, 1999, of which 100% represents 20% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $295,000,000 as capital gain dividends for its year ended November 30, 1999, of which 100% represents 20% rate gains.

For corporate shareholders, 100% of the income dividends paid during the Fund's fiscal year ended November 30, 1999 qualified for the dividends received deduction.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Kemper Fund account, please call 1-800-621-1048.

NOTES

                                                                           NOTES

NOTES

DIRECTORS&OFFICERS


DIRECTORS                         OFFICERS

JAMES E. AKINS                    MARK S. CASADY
Director                          President

JAMES R. EDGAR                    PHILLIP J. COLLORA
Director                          Vice President and
                                  Secretary
ARTHUR R. GOTTSCHALK
Director                          JAMES M. EYSENBACH
                                  Vice President
FREDERICK T. KELSEY
Director                          JOHN R. HEBBLE
                                  Treasurer
THOMAS W. LITTAUER
Director and Vice President       ANN M. MCCREARY
                                  Vice President
FRED B. RENWICK
Director                          KATHRYN L. QUIRK
                                  Vice President
JOHN G. WEITHERS
Director                          LOIS R. ROMAN
                                  Vice President

                                  THOMAS F. SASSI
                                  Vice President

                                  WILLIAM F. TRUSCOTT
                                  Vice President

                                  LINDA J. WONDRACK
                                  Vice President

                                  MAUREEN E. KANE
                                  Assistant Secretary

                                  CAROLINE PEARSON
                                  Assistant Secretary

                                  BRENDA LYONS
                                  Assistant Treasurer


--------------------------------------------------------------------------------
LEGAL COUNSEL                       VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                    222 North LaSalle Street
                                    Chicago, IL 60601
--------------------------------------------------------------------------------
SHAREHOLDER                         KEMPER SERVICE COMPANY
SERVICE AGENT                       P.O. Box 219557
                                    Kansas City, MO 64121
--------------------------------------------------------------------------------
TRANSFER AGENT                      INVESTORS FIDUCIARY TRUST COMPANY
                                    801 Pennsylvania Avenue
                                    Kansas City, MO 64105
--------------------------------------------------------------------------------
CUSTODIAN                           STATE STREET BANK AND TRUST COMPANY
                                    225 Franklin Street
                                    Boston, MA 02110
--------------------------------------------------------------------------------
INDEPENDENT AUDITORS                ERNST & YOUNG LLP
                                    233 South Wacker Drive
                                    Chicago, IL 60606
--------------------------------------------------------------------------------
PRINCIPAL UNDERWRITER               KEMPER DISTRIBUTORS, INC.
                                    222 South Riverside Plaza Chicago, IL 60606 www.kemper.com


[KEMPER FUNDS LOGO]
 Long-term investing in a short-term world(SM)

Printed on recycled paper in the U.S.A.
This report is not to be distributed
unless preceded or accompanied by a
Kemper Equity Fund/Value Style prospectus.
KDHRF - 2 (1/25/00) 1099530